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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report:  May 21, 1996
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                           Federal Realty Investment Trust
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               (Exact name of registrant as specified in its charter)

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
                     District of Columbia                             1-7533                             52-0782497
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         (State or other jurisdiction of incorporation       (Commission File Number)         (IRS Employer Identification No.)



       4800 Hampden Lane, Suite 500, Bethesda, Maryland                                              20814
          (Address of principal executive offices)                                                 (Zip Code)

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     Registrant's telephone number including area code:  301/652-3360




     Exhibit Index appears on page 3
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     Item 5.  Other Events

              Exhibits are filed herewith in connection with Federal Realty Investment Trust's final prospectus supplement dated May 21, 1996 to its final prospectus dated November 7, 1995 (Registration No. 33-63687; 33-51029) filed with the Securities and Exchange Commission on May 22, 1996 and relating to the Trust's offering of 1,818,182 common shares of
     beneficial interest,  no  par or  stated  value  ("Shares").   Attached  as
     Exhibit 5 hereto is an opinion from Kirkpatrick & Lockhart LLP regarding the legality of the Shares. The consent of Kirkpatrick & Lockhart LLP to the inclusion of such opinion in this Form 8-K is included in the opinion.

     Item 7.  Financial Statements and Exhibits

     Exhibit 5        Opinion Regarding Legality

     Exhibit 23       Consent of Counsel (included in Exhibit 5)


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       FEDERAL REALTY INVESTMENT TRUST

                                       /s/ Cecily A. Ward
                                       ----------------------------------------
                                       Cecily A. Ward
                                       Controller (Principal Accounting Officer)

     Date:  May 23, 1996





















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                                    EXHIBIT INDEX


        ITEM NO.                                                   PAGE NO.

           5       Opinion regarding Legality
           23      Consent of Counsel (included in the opinion)












































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